UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        000-52178                  20-4663714
-----------------------------       ---------                  -----------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                          12550
---------------------------------------                          -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     Effective March 9, 2009, Empire State Bank, N.A., the Registrant's wholly owned subsidiary, converted from a national bank charter to a New York State commercial bank charter, and changed its name from Empire State Bank, N.A. to Empire State Bank.

Item 9.01. Financial Statements and Exhibits.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ES BANCSHARES, INC.


DATE:  March 11, 2009               By: /s/ Philip Guarnieri
                                        ----------------------------------------
                                        Philip Guarnieri
                                        President and Co-Chief Executive Officer